UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 11, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
     On February 11, 2009, Noble Corporation (the “Company”) posted to its website a revised Questions & Answers document, dated February 11, 2009 (the “Q&A”), relating to the previously announced merger, reorganization and consolidation transaction by way of schemes of arrangement under Cayman Islands law that would effectively change the place of incorporation of the parent holding company of the Noble group of companies from the Cayman Islands to Switzerland (the “Transaction”). The Q&A is posted under the Investor Relations section of the Company’s website, which may be found at www.noblecorp.com. A copy of the Q&A is furnished as Exhibit 99.1 and is incorporated by reference herein. Information on the Company’s website or any other website is not incorporated by reference into this report.
     The information in the Q&A is being furnished, and not filed, pursuant to Item 2.02. Accordingly, the information in the Q&A will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
     On February 11, 2009, the Company issued a press release announcing that it will hold a meeting of its shareholders on March 17, 2009 at which the shareholders will be asked to approve the Transaction. A copy of the press release is filed as Exhibit 99.2 to this Current Report and is incorporated by reference herein.
Forward-Looking Statements
     The statements made herein and in the documents incorporated herein by reference regarding the consummation of the Transaction, benefits, timing and effects of the Transaction, the satisfaction of closing conditions, plans related to the Company’s share repurchase program, the payment of dividends, distributions in relation to a reduction in par value and the relocation of the Company’s principal executive offices and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, an inability to realize expected benefits from the Transaction or the occurrence of difficulties in connection with the Transaction, an inability to obtain third party consents or waivers in connection with the Transaction, any unanticipated costs in connection with the Transaction, worldwide demand for oil and gas, oil and gas prices, the level of activity in offshore oil and gas exploration, development and production, exploration success by producers, competition and market conditions in the offshore contract drilling industry, the ability to enter into and the terms of future drilling contracts, risks of international operations and compliance with foreign laws, political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations, the impact of governmental laws and regulations, the adequacy of sources of liquidity, changes in the tax laws, the effect of litigation and contingencies, fluctuations in the value of the Company’s shares and other factors discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2009, the Company’s Form 10-K for the year ended December 31, 2007 and the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.
Important Additional Information Regarding the Transaction
     In connection with the proposed Transaction, the Company has filed materials related to the Transaction with the SEC, including a definitive proxy statement dated February 11, 2009. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE COMPANY. Investors and security holders may obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov or at the Company’s website at www.noblecorp.com. Security holders and other interested parties will also be able to obtain, without charge, copies of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478, telephone number (281) 276-6100.
Participants in Solicitation
     The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Transaction. Information about these persons is set forth in the Company’s definitive proxy statement, as filed with the SEC on February 11, 2009. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the Transaction that are filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Questions & Answers Document dated as of February 11, 2009

99.2	—	Press Release dated February 11, 2009

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: February 11, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial
Officer, Treasurer and Controller

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Questions & Answers Document dated as of February 11, 2009

99.2	—	Press Release dated February 11, 2009

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